SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 18, 2004


                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC
               ---------------------------------------------------
               (Exact name of Company as specified in its charter)


                                     FLORIDA
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


               000-30932                          98-0346454
          -------------------            ------------------------------
          Commission File No.            I.R.S. Employer Identification


       132 PENN AVENUE, TELFORD, PA                         18969
   -------------------------------------                 ------------
   Address of principal executive offices                  Zip Code


                                 (215) 721-2188
              ----------------------------------------------------
              (Registrant's telephone number, including area code)




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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.


         The Registrant (the "Company") announced that effective May 18, 2004 it has retained the services of Heritage Trust Company, located in Toronto, Ontario Canada as its new transfer agent.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   Telford, PA
         May 18, 2004
                                     ENVIRONMENTAL SOLUTIONS
                                     WORLDWIDE, INC.
                                     (Registrant)

                                     /S/ DAVID JOHNSON
                                     ------------------------------------
                                     David Johnson, Interim President and
                                     Chief Executive Officer








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